Innovator Nasdaq-100 Managed Floor ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 95.9%		Shares	Value
Advertising - 0.5%
Trade Desk, Inc. - Class A (a)(b)		12,654	$1,501,777

Auto Manufacturers - 4.5%
Tesla, Inc. (a)		31,477	12,735,594

Beverages - 2.1%
Coca-Cola Europacific Partners PLC		39,608	3,111,208
Keurig Dr Pepper, Inc.		84,030	2,697,363
			5,808,571

Biotechnology - 3.8%
Amgen, Inc.		16,962	4,841,294
Gilead Sciences, Inc.		59,806	5,813,143
			10,654,437

Commercial Services - 2.5%
PayPal Holdings, Inc. (a)		41,106	3,641,169
Verisk Analytics, Inc.		11,749	3,377,133
			7,018,302

Computers - 8.8%
Apple, Inc.		105,808	24,970,688

Distribution/Wholesale - 2.5%
Copart, Inc. (a)		64,077	3,711,981
Fastenal Co.		45,571	3,337,620
			7,049,601

Electric - 1.4%
Xcel Energy, Inc.		58,606	3,938,323

Food - 0.6%
Kraft Heinz Co.		60,339	1,800,516

Healthcare-Products - 0.7%
IDEXX Laboratories, Inc. (a)		4,456	1,880,655

Internet - 22.0%
Alphabet, Inc. - Class A		44,770	9,133,975
Alphabet, Inc. - Class C		41,561	8,544,942
Amazon.com, Inc. (a)		80,843	19,214,764
CDW Corp./DE		16,206	3,227,263
Meta Platforms, Inc. - Class A		19,232	13,254,310
Netflix, Inc. (a)		8,956	8,747,862
			62,123,116
Lodging - 1.6%
Marriott International, Inc./MD - Class A		15,438	4,486,129

Oil & Gas - 1.2%
Diamondback Energy, Inc.		20,523	3,373,160

Pharmaceuticals - 0.8%
Dexcom, Inc. (a)		27,211	2,362,731

Retail - 4.7%
Costco Wholesale Corp.		10,377	10,168,215
Ross Stores, Inc.		20,195	3,040,559
			13,208,774

Semiconductors - 20.3%
ASML Holding NV (b)		5,187	3,834,801
Broadcom, Inc.		77,592	17,168,782
GLOBALFOUNDRIES, Inc. (a)(b)		30,534	1,266,245
Intel Corp.		180,972	3,516,286
Marvell Technology, Inc. (b)		36,874	4,161,600
Microchip Technology, Inc.		33,480	1,817,964
NVIDIA Corp.		176,662	21,211,806
NXP Semiconductors NV		14,327	2,987,896
ON Semiconductor Corp. (a)		24,848	1,300,544
			57,265,924

Software - 15.6%
Adobe, Inc. (a)		10,365	4,534,169
Autodesk, Inc. (a)		11,197	3,486,074
Electronic Arts, Inc.		18,200	2,236,962
Microsoft Corp.		56,114	23,290,677
MicroStrategy, Inc. - Class A (a)(b)		5,302	1,775,057
Palantir Technologies, Inc. - Class A (a)		21,896	1,806,201
Take-Two Interactive Software, Inc. (a)		17,956	3,331,017
Workday, Inc. - Class A (a)(b)		13,301	3,485,660
			43,945,817

Telecommunications - 2.3%
T-Mobile US, Inc. (b)		28,039	6,532,246
TOTAL COMMON STOCKS (Cost $235,957,710)			270,656,361

PURCHASED OPTIONS - 1.4%	Notional Amount	Contracts	Value
Put Options - 1.4%			$–
Invesco QQQ Trust Series 1 (c)(d)(e)		–	$–
Expiration: 03/31/2025; Exercise Price: $400.00	$ 71,658,188	1,372	$82,320
Expiration: 06/30/2025; Exercise Price: $430.00	70,718,066	1,354	634,349
Expiration: 09/30/2025; Exercise Price: $435.00	69,203,425	1,325	1,153,413
Expiration: 12/31/2025; Exercise Price: $460.00	75,261,989	1,441	2,139,885
TOTAL PURCHASED OPTIONS (Cost $7,996,111)			4,009,967

SHORT-TERM INVESTMENTS - 1.9%			Value
Investments Purchased with Proceeds from Securities Lending - 1.9%		Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (f)		5,234,635	5,234,635
TOTAL SHORT-TERM INVESTMENTS (Cost $5,234,635)			5,234,635

TOTAL INVESTMENTS - 99.2% (Cost $249,188,456)			279,900,963
Money Market Deposit Account - 2.8% (g)			7,928,310
Liabilities in Excess of Other Assets - (2.0)%			(5,581,397)
TOTAL NET ASSETS - 100.0%			$282,247,876
two			–%
Percentages are stated as a percent of net assets.			–%

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $5,155,042 which represented 1.8% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(f)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Innovator Nasdaq-100 Managed Floor ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)%
NASDAQ 100 Index (a)(b)
Expiration: 02/03/2025; Exercise Price: $22,175.00	$(94,503,420)	(44)	$(9,020)
Expiration: 02/07/2025; Exercise Price: $22,370.00	(90,207,810)	(42)	(50,274)
Expiration: 02/12/2025; Exercise Price: $22,125.00	(96,651,225)	(45)	(262,800)
Total Call Options			(322,094)
TOTAL WRITTEN OPTIONS (Premiums received $1,034,425)			$(322,094)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Nasdaq-100 Managed Floor ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$270,656,361	$–	$–	$270,656,361
Purchased Options	4,009,967	–	–	4,009,967
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,234,635
Total Investments	$274,666,328	$–	$–	$279,900,963

Liabilities:
Investments:
Written Options	$(322,094)	$–	$–	$(322,094)
Total Investments	$(322,094)	$–	$–	$(322,094)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,234,635 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Common Stocks	$270,656,361	95.9%
Purchased Options	4,009,967	1.4
Written Options	(322,094)	(0.1)
Money Market Deposit Account	7,928,310	2.8
Investments Purchased with Proceeds from Securities Lending	5,234,635	1.9
Liabilities in Excess of Other Assets	(5,259,303)	(1.9)
	$282,247,876	100.0%